UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

FARMLAND PARTNERS INC.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts!FARMLAND PARTNERS INC.2026 Annual MeetingVote by April 27, 202611:59 PM ETYou invested in FARMLAND PARTNERS INC. and it's time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 28, 2026.Get informed before you voteView the Notice & Proxy Statement, Annual Report to Stockholders/Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com.If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.comControl #blankfieldshowninimageblank field shown in imageblankfieldshowninimageSmartphone usersPoint your camera here and vote without entering a control number(QR code image)Vote in Person at the Meeting*April 28, 20269:00 AM MDT4600 S Syracuse StreetSuite 1450, Denver, CO 80237*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.”To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

FARMLAND PARTNERS INC.
2026 Annual Meeting
Vote by April 27, 2026
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01) Mr. Luca Fabbri 02) Mr. John A. Good 03) Mr. Danny D. Moore 04) Mr. Paul A. Pittman 05) Dr. Bruce J. Sherrick	For
2.	To ratify the appointment of Crowe LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026.	For
3.	Advisory vote to approve the compensation of our named executive officers.	For
4.	Advisory vote on the frequency of future advisory votes on executive compensation.	1 Year

NOTE: We may conduct such other business as may properly come before the meeting or any adjournment thereof.